

The Functional Polarization of Tissues: A Technology Platform Review

PolarityTE

Denver M. Lough MD, PhD
Chairman and CEO

NASDAQ: COOL

PolarityTE

where self regenerates self

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements and projections. The company makes no express or implied representation or warrant as to the completeness of this information or, in the case of projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her, or its own independent investigation. It must be recognized that estimates of the company′s performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements, including without limitation the projections, that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the company′s plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this presentation such as "anticipates", "believes", "plans", "expects", "future", "intends" and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company′s actual results may differ materially from those in the forward-looking statements and projections due to various factors, including competition, market factors and general economic conditions. The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences.

The Problem with Regenerative Medicine—is Tissue Engineering

Ask yourself—Name one company or product that truly regenerates *ANYTHING?*



What is Polarity?







po•lar•i•ty: the asymmetric organization of cellular elements, which allows development of specialized tissue and downstream function.

PolarityTE

And The Problem with Tissue Engineering—is Tissue Engineering

The Tissue Engineering Triad

Overly Reductionist Approaches to Myopic Theories



SIGNALING MOLECULES (eg, PDGF, BMP)
TIME
APPROPRIATE ENVIRONMENT
REGENERATION OF TISSUE/ ORGANS
CELLS (eg, osteoblasts fibroblasts)
SCAFFOLDS (eg, CaPO4, collagen)



Skin Biopsy
Cell Isolation
Keratinocytes
Fibroblasts
Cell Culture Monolayers
Tissue Engineered Substitute Preparation
Epidermal
Dermal
Epidermal /Dermal (Composite)
Synthetic
Autologous
Allogenic
Xenogenic

Triads, Single Cell Suspension & Monolayer Cultures ≠ Real Functional Tissues

A cell, a molecule and/or scaffold has not and will not regenerate functionally-polarized, hierarchically organized tissue(s).

Destruction of the intracellular, cell-to-cell, cell-to-tissue polarity, gradients, interfaces and general "interactome" completely alters cellular function, physiology, differentiation and propagation.

Functional tissue generation requires the orchestration of living, dynamic, reactive, and intelligent systems which obey very basic biological laws deeply rooted in cell/tissue evolution.

Engineered Skin Processes and Products

Tissue Engineered Skin Substitutes



(a) Acellular
i. Alloderm®
ii. Biobrane®
iii. Integra® DRT
(b) Epidermal Autologous
i. Cell Spray
ii. Epicel
iii. Laserskin
(c) Dermal Autologous
i. Hyalograft 3D
(d) Dermal Allogenic
i. TransCyte
ii. Dermagraft
(e) Xenogenic Dermal
i. Permacol
(f) Epidermal/ Dermal (Composite) Autologous
i. Tissue tech autograft system
(g) Epidermal/ Dermal (Composite) Allograft
i. Apligraf

Substitution with Engineered Substrates Will Not Regenerate Full-Thickness Hair-Bearing Skin with All the Appendages (hair follicle, glands, rete pegs, etc.)

"Sufficient data is available to establish distinct inferiority to human skin autografts and preclude their designation as skin equivalence" - CMS Coverage Policy Statement

Rohit Raghavan, Sumitra S., Nadeem Abdul Rahman, Justin Baby. Forging a New Path in Cleft Rehabilitation by Tissue Engineering – A Review. *Science Journal of Clinical Medicine.* Special Issue: Clinical Conspectus on Cleft Deformities. Vol. 5, No. 4-1, 2016, pp. 7-13. doi: 10.11648/j.sjcm.s.2016050401.12.
Vig K, Chaudhari A, Tripathi S, Dixit S, Sahu R, Pillai S, Dennis VA, Singh SR. Advances in Skin Regeneration Using Tissue Engineering. Int J Mol Sci. 2017 Apr 7;18(4). pii: E789. doi: 10.3390/ijms18040789. Review. PubMed PMID: 28387714; PubMed Central PMCID: PMC5412373

Local Coverage Determination (LCD): Wound Application of Cellular and/or Tissue Based Products (CPTs), Lower Extremities (L36690)
Local Coverage Determination (LCD): Application of Skin Substitutes (L36466)
Local Coverage Determination (LCD): Application of Bioengineered Skin Substitutes to Lower Extremity Chronic Non-Healing Wounds (L35041)


SkinTE

The Solution to Regenerative Medicine—is Polarity

Polarized Interfaces Drive Embryogenesis, Histogenesis and Tissue Regeneration


SkinTE
SkinTE™
Margin
Native Skin
Full-Thickness SkinTE™ vs. Skin

The functional polarization of SkinTE™ drives the regeneration of full-thickness, hair-bearing skin with all of the appendages (hair follicle, glands etc.) and layered interfaces (epidermis, dermis, hypodermis etc.).


Native Skin
SkinTE

The Full-thickness regeneration of SkinTE™ leads to improved three-dimensional contour and reduced scar formation.


po·lar·i·ty: the tendency of living organisms or parts to develop with distinct anterior and posterior (or uppermost and lowermost) ends, or to grow or orient in a particular direction.
Polarity ∞ Dynamic Interactive Interface
Cells · Appendages · Tissues
The propagation of polarized interfaces drive cells to generate appendages and those appendages to functionally generate tissues

PolarityTE

PolarityTE™ – Welcome to the SHIFT™

EVOLVING TECHNOLOGY PLATFORMS AND PRODUCTS

We are a clinical stage, commercial biotechnology and regenerative materials company with new and expanding technology platforms which are utilized to create functionally-polarized tissues for use in clinical medicine and beyond

REAL TECHNOLOGY WITH REAL ADVANTAGES

We have developed novel technology platforms which permit our products containing self-complexing, intelligent, regenerative materials (SCIRMs) to dynamically integrate and propagate with reduced scarring, fibrosis and without rejection

STRATEGY: PROMOTE THE COMPLEX SIMPLICITY EXPERIENCE

We rapidly develop pragmatic, tangible, yet complex regenerative technologies into commercial products which are simple and easy to use. SkinTE™ now launched and positioned to change the wound care market paradigm

EXPANSIVE PIPELINE AND RELATED TECHNOLOGY DERIVATIVES

With the successful development of our full-thickness skin regeneration product SkinTE™, we will continue to plan for the release of OsteoTE™ (bone regeneration) in late 2018 followed by other cell, tissue and organ systems

EXCEPTIONALLY DIFFERENT TEAM, NETWORK AND APPROACH

We are a company created by physicians for physicians and the patients we serve. With tangible experience and talent from the trenches of medicine, we have seen the realities of failure in regenerative medicine and have developed an entirely different approach to product development, production scalability, peer-to-peer provider sales networks, price point proficiency and most importantly the patient experience


Forbes
POLARITYTE
THE WORLD'S MOST INNOVATIVE COMPANIES
PolarityTE: Will This Biotech Be The Next Amazon Or Tesla?
PolarityTE
SkinTE
OsteoTE
CartTE
UroTE
MyoTE
AdiposeTE
AngioTE
NeuralTE
LiverTE

SkinTE™ - Now Commercially Available and in Use Nationwide

SkinTE™ is intended to be used by physicians or other appropriate healthcare providers for homologous uses of the skin and integumentary system. Patients who have suffered from an event, disease, process or who have an acquired defect that has resulted in the functional loss or absence of the skin and integumentary system can use SkinTE™ as an adjunct and/or in place of split-thickness skin grafting, full-thickness grafting, temporizing skin coverage and/ or skin substitute products.





SkinTE

PolarityTE

PolarityTE™ - Tackles the Regenerative Wound Care Market

- Current markets remain untapped with myopically-redundant and synthetic forms of tissue engineering products which do not utilize the functional and inherently regenerative tissues of the patient
- Global markets for tissue engineering and regenerative medicine is expected to grow to $60.1 billion by 2019, with a five-year CAGR of 22.3%
- Worldwide prevalence of wounds is exponentially rising in all categories, and expected to reach >250 million wounds by 2020

Surgical and Traumatic Wound Prevalence 2012-2017


Millions
180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
2012
2013
2014
2015
2016
2017
Surgical wounds
Traumatic wounds
Lacerations

Burn Wound Prevalence Worldwide 2012-2017


Millions
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2012
2013
2014
2015
2016
2017
Burn wounds (outpatient)
Burn wounds (medically treated)
Burn wounds (hospitalized)

Wound Prevalence Growth by Etiology


Complicated skin cancer
Melanoma
Carcinomas
Amputations
Diabetic ulcers
Venous ulcers
Pressure ulcers
Burn wounds (hospitalized)
Burn wounds (medically treated)
Burn wounds (outpatient)
Lacerations
Traumatic wounds
Surgical wounds
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
Compound Annual Growth to 2016

Other Wound Prevalance (Cancer, Amputations) 2012-2017


Millions
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
2012
2013
2014
2015
2016
2017
Amputations
Carcinomas
Melanoma
Complicated skin cancer

Chronic Wound (Ulcer) Prevalence 2012-2017


Millions
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
2012
2013
2014
2015
2016
2017
Pressure ulcers
Venous ulcers
Diabetic ulcers

Global Tissue Engineering & Cell Therapy Market, by Region, 2009-2018


$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Rest of World
Asia/Pacific
Europe
U.S.
2009
2010
2011
2012
2013
2014
2015
2018

http://blog.mediligence.com/2014/04/17/applications-global-markets-in-tissue-engineering-and-cell-therapy/ http://www.bccresearch.com/market-research/healthcare/tissue-engineering-regeneration-report-hlc101b.html http://mediligence.com/rpt/rpt-s249.htm?_ga=1.94828757.831280299.1433739315

SkinTE™ - A Simple Process for an Exceptional Product

SkinTE

A Product for All

Medical Providers

Surgeons, Medical Doctors, Physician Assistants, Nurses, Wound Care Providers, Medics

Patient Wounds

Acute wounds, chronic wounds, acute burns, burn reconstruction, scar revision, surgical reconstruction, replacement of skin grafts

Clinical Locations

Wound Clinics, Doctors Offices, Operating Rooms, Emergency Departments, Inpatient Bedside, Forward Operating Centers and Humanitarian Efforts



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An Entirely Different Support Platform

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A Proven Concept and an Evolving Tangible Technology

EXPERIMENTAL

Transplantation of the LGR6+ Epithelial Stem Cell into Full-Thickness Cutaneous Wounds Results in Enhanced Healing, Nascent Hair Follicle Development, and Augmentation of Angiogenic Analytes

EXPERIMENTAL

Stimulation of the Follicular Bulge LGR5+ and LGR6+ Stem Cells with the Gut-Derived Human Alpha Defensin 5 Results in Decreased Bacterial Presence, Enhanced Wound Healing, and Hair Growth from Tissues Devoid of Adnexal Structures

EXPERIMENTAL

Transplantation of an LGR6+ Epithelial Stem Cell–Enriched Scaffold for Repair of Full-Thickness Soft-Tissue Defects: The In Vitro Development of Polarized Hair-Bearing Skin

DISCUSSION

Discussion: Transplantation of an LGR6+ Epithelial Stem Cell-Enriched Scaffold for Repair of Full-Thickness Soft-Tissue Defects: The In Vitro Development of Polarized Hair-Bearing Skin

"We are enthusiastic to see the future of this exciting work."

- MICHAEL LONGAKER ON LOUGH ET AL. TECHNOLOGY

DEANE P. AND LOUISE MITCHELL PROFESSOR IN THE SCHOOL OF MEDICINE AND PROFESSOR, BY COURTESY, OF BIOENGINEERING AND OF MATERIALS SCIENCE AND ENGINEERING @ STANFORD UNIVERISTY

PolarityTE

The Conventional Therapies and Fundamental Limitations

Skin is Much More than Just Layered Cells, Growth Factors and Scaffolds



Current Therapies and their Fundamental Limitations

No Cells:

- Acellular scaffolds or matrices lack the innate ability to regenerate tissue and rely on surrounding tissue in-growth and ultimately secondary skin grafts for definitive coverage

Allogeneic/Xenogeneic Cells:

- Allogeneic (tissue or cells derived from another person) or Xenograft (animal-derived) will always undergo rejection (like a transplant). This immune rejection process results in inflammation, scarring and fibrosis leaving a wound reliant on native healing or secondary surgery to attain coverage

The Wrong Cells:

- The "gold standard" - split-thickness autograft skin (3,000 year old surgery), and the only approved semi-autologous product (Epicel which still requires MOUSE fibroblasts) only capture the top layer of skin, leaving behind the proper stem cell niche and multilayer/appendage regenerative capacity. Best case scenario is a barrier layer that contracts and scars with limited function and no skin appendages (hair, glands etc.)

Ultimately, skin is so much more than a single layer to provide a barrier – it is the largest organ in the human body with numerous functions that require regeneration of all components (hair, sweat glands, sebaceous glands, capillary beds, etc.) and all layers (epidermis, rete ridges, dermis, hypodermis, subdermal fat, etc.)



Hair shaft
Meissner's corpuscle
Pore
Stratum corneum
Stratum lucidum
Stratum granulosum
Stratum spinosum
Stratum basale
Epidermis
Dermal papillae
Free nerve ending
Sebaceous (oil) gland
Sensory nerve fiber
Arrector pili muscle
Hair follicle
Hair root
Artery
Vein
Papillary layer
Dermis
Hypodermis (superficial fascia)
Eccrine sweat gland
Adipose tissue
Pacinian corpuscle
Root hair plexus

"[W]ithout the component of the recipients own distinct epithelium and cellular skin elements, permanent skin replacement or coverage by the graft cannot be accomplished...[and]...sufficient data is available to establish distinct inferiority of skin substitutes to human skin autografts and preclude their designation as skin equivalence."

-Conclusions from CMS on all current skin substitute wound care products

PolarityTE

Current Therapies and their Fundamental Limitations

SkinTE A Massive Market Saturated with Stagnant Products Lacking Fundamental Principles and Building Blocks for True Functional Skin Regeneration

Tissue Product	Company	Cellular	Tissue Source	Regenerative Stem Cell Niche	Cellular Architecture & Interfaces	Regenerates Full-Thickness Functional Skin & Appendages (Hair, Glands etc.)
SkinTE	PolarityTE	Yes	Autologous Full-Thickness Skin	Yes	Yes	Yes
Integra Bilayer Wound Matrix	Integra LifeScience	No	Xenograft Bovine Collagen + Chondroitin-6-Sulfate	No	No	No
AlloDerm	Allergan	No	Allogeneic Acellular Dermis	No	No	No
GRAFTJACKET	Wright Medical Group	No	Allogeneic Acellular Dermis	No	No	No
Epifix	MiMedx	Dead	Allogeneic Human Amnion	No	No	No
Grafix	Osiris	Yes	Allogeneic Human Placenta	No	No	No
Apligraf	Organogenesis	Yes	Allogeneic Neonatal Foreskin	No	No	No
Allograft Skin	AlloSource, MTF, Others	Yes	Allogeneic Human Skin	No	No	No
Epicel	Vericel	Yes	Cultured Epidermal Cells+ Mouse Cells (Xenograft)	No	No	No

"[W]ithout the component of the recipients own distinct epithelium and cellular skin elements, permanent skin replacement or coverage by the graft cannot be accomplished...[and]...sufficient data is available to establish distinct inferiority to human skin autografts and preclude their designation as skin equivalence." -Conclusions from CMS on all current skin substitute wound care products

PolarityTE

The SkinTE™ Difference Simply Put—Skin Regenerates Skin

Embracing Complex Simplicity

While other conventional regenerative medicine, cell therapy and tissue engineering companies and products try to reconstruct skin substitutes from a variety of cells, molecules, genes and scaffolds in order to circumvent and substitute biological processes and interfacing substrates—we believe in a dramatically different and new paradigm with PolarityTE technology driving the change.

Where Self Regenerates Self™

Many assumptions are required to be believed and accepted when considering other regenerative medicine products. Such as: Can a single foreign gene, a cell, a molecule or even a 3D printed scaffold regenerate complex functional tissues like skin?

At PolarityTE, we ask you to make one single assumption—can your skin regenerate your skin?

SkinTE™ Looks Like Skin



Native Skin
SkinTE
Native Wound

SkinTE™ Functions Like Skin



SkinTE™
Native Skin
Native Wound

SkinTE™ Molecularly Acts Like Skin



Native Wound
SkinTE™ Treated
Native Skin

Direct Comparison of SkinTE Full-thickness Hair-bearing Skin Regeneration vs. Native Skin and Wound. Regenerative healing occurs through a process which not only regenerates the appropriate and necessary tissues, functions and interfaces but also prevents wound contraction, scar formation and fibrotic pseudo-tissue deposition (Top Row) Left- SkinTE at 54 days of healing. Middle - Depicts a region of the SkinTE treated wound bed (lower bracket) and marginal peri-wound bed containing native skin (upper bracket) and the direct interface between two tissue types, as indicated by the round-ended arrow heads and connecting dotted line. Right- Native wound undergoing healing at 54 days. (Bottom Row) Left- Comparative elastic modulus (kPA) across, SkinTE™, native skin and a native wound. X and Y coordinates represents the dimension tested and correlative area (14 cm x 14 cm) containing color spectrum associated units as described by kPA scale. Comparative Raman spectroscopy of the molecular fingerprint region of the of ❶Native Control Wound, ❷SkinTE (defined as a wound treated with SkinTE and the resultant tissue within the region at 6 months), ❸Native Skin – Untreated, ❹Spectral Δ: SkinTE vs. Native Untreated, (defined as a comparative analysis between SkinTE treated wound and the native skin), ❺Spectral Δ: Wound vs. Native Untreated, (defined as the native wound compared to native skin). The images and data presented here are from pre-clinical studies.

Full-Thickness Skin Regeneration in Full-Thickness Wounds



a.
Progression of Wound Healing
Control
SkinTE™
b.
Control Wound
PsE
CS
c.
SkinTE™ Treated Full Thickness Burn
HF
Ep
EDJ
ND
SkinTE™ Expands into Residual Scar Regions
HDF
P
HF
NDE & CF
NDE & CF
❶ ❷ ❸
HF
HF
HF
P
P
NDE & CF

Comparing SkinTE to Native Wound Healing. (a.) Representative progression of wound healing in excised full-thickness burn wound (untreated control) vs. excised full-thickness burn wound treated with SkinTE™. Image sequence – left column: day 0; middle column day 2; right column day 50. (b.) Cross-section of healed tissue in untreated control wound. Pseudo-epithelium (PsE); Contracted Scar (CS). (c.) Cross-section of healed tissue in SkinTE™ treated wound. Black arrows indicate where SkinTE™ propagated and expanded into the residual burn scar that remained in addition to regenerating full-thickness, hair-bearing skin in the excised tissue void. Hair Follicle (HF); Epidermis (Ep); Epidermal-Dermal Junction (EDJ); Neo-dermis (ND); Hypodermal Fat (HDF). The 9 images in the 3x3 grid to the right represent progressive regeneration of cutaneous appendages which progressively develop and directly promote the regeneration of full-thickness, hierarchically organized skin. Pore (P); Neo-dermal expansion (NDE); Cornification (CF). Top right image of 3x3 grid represents region of where the ❶ native skin ❷ meets (wound margin interface) ❸ the progressively healing SkinTE™ construct. Notice that at the margin of where native skin meets SkinTE™ (❷), the residual scar has a smaller width than individual hair shafts.



SkinTE
World's First: PolarityTE™ Develops Full-thickness Hair-Bearing Skin for Treatment of Burns, Wounds and Scars
Deployment of SkinTE™ into Burns, Wounds and Scars Results in Progressive Regenerative Healing of Full-thickness Functionally-Polarized Skin

Depiction of Technology Platform Capabilities in Skin Regeneration with the Commercially Available SkinTE Tissue Product. SkinTE, has the unique ability to regenerate full-thickness, hair-bearing skin following placement into a wound bed via the self-propagation of the MPFU. The cutaneous-derived MPFU (the functional unit of SkinTE) contains multi-cellular bio-generative entities that when deployed into a wound or tissue defect undergo integrative regenerative healing within the system by effectively acting as its own bioreactor and thus expanding, proliferating and synthesizing those cells, materials, factors and systems necessary for full-thickness skin in which all of the layers, appendages and interfaces are regenerated within an area that would ordinarily scar under normal conditions.

Comparing the Clinical Standard of Care to SkinTE™

Native Scar Healed Wound



Native Skin



Skin defects heal through a process of wound contraction and often scar formation. While skin grafts reduce contraction, patients still have scars.

SkinTE™ reduces scar formation and regenerates full-thickness, hair-bearing skin within the wound bed.



Allograft
Margin
Native Skin
Full-Thickness Allograft
Autograft
Margin
Native Skin
Full-Thickness Autograft

SkinTE



SkinTE™
Margin
Native Skin
Full-Thickness SkinTE™

Comparing Native Skin and Skin Grafts to SkinTE™. The right sequence of images depicts three rows of excised full-thickness burns treated with: (upper row) full-thickness allograft skin; (middle row) full-thickness autologous skin graft; (bottom row) autologous, homologous SkinTE™ product. Images were captured at day 54 following treatment. Type of wound treatment is indicated at the left side of the image (allograft, autograft, SkinTE™); (white arrow) indicates the margin of interface between the peri-wound native skin and SkinTE™; and untreated native skin is indicated at the right side of the image. Sequential pre-clinical images are of increasing zoom to identify the margin of linear interface between SkinTE™ and the peri-wound native skin.

PolarityTE

SkinTE™ - Mid-Stage Intelligent and Dynamic Healing



Mid-Stage Native Contracting Wound
Marginal Contraction and Migration
Epithelial Migration Columns
SkinTE™ Mid-Stage Regenerative Wound
Mid-Stage SkinTE™ Integrative Convergence with Native Skin
Native Healed and Contracted Wound
Pseudo-epithelium Covering the Underlying Scar
SkinTE™ Regenerative Healing
Trans-marginal Angiogenesis Results in Minimal Scar Formation

Comparing Mid-stage Healing Processes Between Native Wounds and Defects Treated with SkinTE™. Stereoscopic Imaging of Comparative Mid-stage Healing Burn Wounds Representing the Different Mechanisms of Tissue Formation Between Scar Contraction in the Control Wound and Full-thickness Skin Regeneration with SkinTE™. (Left panels) The native Mid-stage contracting wound represents typical wound contracture and scar formation subsequent to keratinocyte migration from the margin of the wound to form overlying pseudo-epithelium. (Right panels) Expanding SkinTE™ undergoes regenerative healing from within the wound which permits wound edge margins and propagating SkinTE™ elements to interact in a manner which promotes integrative full-thickness healing with augmented levels of cross interface angio and vasculogenesis, resulting in significantly less contraction and scar formation.



a.
SkinTE
b.
Control Wound
*RP
*NDE
HF
NGD
*CS
c.
Contraction Ratio by Treatment
Contraction Ratio
Treatment
Allograft
Collagen
Puracol
SkinTE + Collagen
SkinTE + Puracol
SkinTE
FTSG
Control
STSG
d.
Mid-Stage SkinTE™
Mid-Stage Control Contraction

Stereoscopic Imaging of Progressively Healing Wounds Following Application of SkinTE™ vs. Untreated Control Wound in a Full-thickness Burn Wound. (a.) SkinTE™, depicts stereoscopic image and correlative trichrome ancillary staining indicating regions of original wound edge (black arrow-ball dots); hair follicle (HF); Neo-dermal expansion (NDE) with correlative white dot outline; Neo-glandular development (NGD). (b.) Control untreated wound, Contracted Scar (*CS) with correlative dual headed arrow spanning remaining scar width region. (c.) Bar graph showing the reduced contraction with SkinTE™ and full-thickness skin grafts relative to split-thickness skin grafts, allografts, scaffolds, and untreated control wounds. (d.) Mid-stage expansion of the underlying neo-dermis of SkinTE™ prevents contraction early on by preventing myofibroblast directed collagen synthesis and contracting orientation from forming directly along stress lines and by preventing tension induced scar hypertrophy.

PolarityTE

SkinTE™ - Early-Stage Healing Depicts Return of Pigment

Progressive Early-Stage Healing After Application of SkinTE™ to Pediatric Burn Patient Following Excision of Standard of Care, a Split-Thickness Skin Graft. 10-year-old African American male who suffered a burn (two years prior) to the left anterior torso, upper extremity and posterior torso which was treated acutely at that time with the current clinical standard of care, split-thickness skin grafts (STSGs). Over the next two years, the skin grafts progressively formed scars and contracted. The patient and family were concerned with the progressive contraction and advanced scar formation (keloids) forming within the skin grafted areas and requested excision of the skin grafts and subsequent reconstruction of the affected regions. An area of the skin graft over the left chest was excised and replaced with SkinTE™ and monitored at two week intervals for return of pigmentation, reduction in scar formation and prevention of contraction and keloid formation. The figure depicts a subset of images showing progressive early-stage healing and show early propagation of melanocyte pigment, progressive resolution of scar tissue at excised margin and inhibition of wound margin contraction during early healing events (first six weeks) with SkinTE™. The same ROIs and margin of the wound are depicted throughout the figure images over two week time intervals (week 0, 2, 4 and 6). (a.) Intra-operative image of the excised wound bed (STSG removed) which depicts underlying fibrotic scar tissues overlying left pectoral muscle. Regions of interest (ROIs) (white and black dotted box and lines) are zoom enhanced to the right of the images respectively. White and black arrows indicate the border of the wound and the margin of the excised wound bed. (b.) Post-operative images of the SkinTE™ wound bed and surrounding tissues at two weeks post-operative follow up. Encircled numbers (①-⑥) indicate six distinct regions of expanding pigment within the ROIs. Notice comparative width of scar margin between white and black arrows over time progression. (c.) Post-operative images of the SkinTE™ wound bed and surrounding tissues at four weeks post-operative follow up. Notice expansion of melanin pigment and reduction in the width of the scar margin between arrows. (d.) Post-operative images of the SkinTE™ wound bed and surrounding tissues at six weeks post-operative follow up. Notice nearly complete resolution of scar (back solid arrows). Remaining STSG, which was not excised at the time of surgery, can still be seen at the right wound margin and is identified with the white bracket STSG indicator. Additional images at mid and late-stage healing will be included in publication.



Excision of Split-Thickness Skin Graft (Intraoperative)
a.
SkinTE™ Treated Wound Bed & ROIs (2 Weeks Post-Op)
b.
STSG
① ② ③ ④ ⑤ ⑥
SkinTE™ Treated Wound Bed & ROIs (4 Weeks Post-Op)
c.
STSG
① ② ③ ④ ⑤ ⑥
SkinTE™ Treated Wound Bed & ROIs (6 Weeks Post-Op)
d.
STSG
① ② ③ ④ ⑤ ⑥

SkinTE

PolarityTE

PolarityTE™ - We Build Evolving Platforms, Not Just Products

Our Technology Platforms

The Core "TE" Products

"TE" technology was discovered through careful observation and the study of neogenesis within systems, regenerative tissue healing and cellular propagation mechanisms in real-time. With this, the PolarityTE™ core "TE" platform technology has developed and proven its regenerative capacity across a variety of tissue substrates and composite systems and materials.

Where Self Regenerates Self™

- Self Propagating, Complex Regenerative Systems and Materials
- Tissue/Substrate (Re)generation
- Scarless Neo-generative Healing
- Vascularized Volume Restoration
- Inhibition of Contraction & Fibrosis
- Neovascularization and Neurotization of Dynamic Systems
- Responsive Bio-reactive Antimicrobial Constructs
- Living Composite Dressings


Nerve
Angio
Adipose
Muscle
Bone
Substance X
RTDs

The Core "TE" Advantage- Complex Simplicity Made Reality

- Autologous—From the Patient for the Patient: The immune system is highly complex and has evolved to recognize anything that is not truly "self." Our foundational platform is built on using autologous tissue(s), avoiding allogeneic tissue rejection and foreign body reactions. Autologous tissue immediately removes 99% of the competition.

- The Correct Cellular Niche: In order to regenerate functional tissue, the correct cellular niche must be captured. Without the appropriate cellular entities, even an autologous approach will fail. The inclusion of the proper cells within autologous tissue eliminates the remaining competition - there is no other company or product with these two simple features.

- The Recognition of Polarity: Polarity is the directionality within cells and tissues (up, down, left, right, front, back, outside and inside). Polarity drives development and ultimate function of tissue substrates. Our platform maintains polarity to harness the regenerative capacity of the patient-derived autologous cellular niche.

- A Paradigm Shift: It is not about a single cell. It is not a single growth factor. It is not a single scaffold. Rather, it takes a village of cells to regenerate functional tissue, with natural interfaces, interactions and the subsequent propagation of polarity. The proprietary PolarityTE™ platform works across all tissues, while stem cell suspension seeded on artificial scaffolds with growth factors struggles to perform in any tissue.

- Top-Down: Why deconstruct tissue down to a minimal component (single stem cell) and attempt to synthetically rebuild from the ground up? We cannot outsmart the forces of nature. We start our process with the end goal - autologous full thickness tissue with all of its components. Starting with this top-down approach, the tissue is taken down to its base unit capable of regenerating functionally polarized tissue, and allowed to rebuild itself as it naturally would.

- The Human Bioreactor: The PolarityTE™ approach acknowledges the complexity of living tissue substrates. The human body evolved to provide the ideal nutrients and extracellular environment for controlled wound healing. We cannot engineer a better system in a petri dish or incubator. Our process delivers the autologous-homologous polarized functional units back to the patient immediately. The human bioreactor drives the regeneration forward.



Using our platform technology, we aim to regenerate full-thickness, fully functional skin. The process we are developing should allow a patient's own skin to be fully expanded from a small biopsy, and then regenerate ALL LAYERS (epidermis & dermis), hair and appendages - which has never been done before.

PolarityTE

The Core "TE" Product Pipeline - Simply Intuitive Products


Preclinical Development
Clinical Deployment
Tissue Product
Ex Vivo Optimization
Prototype Modeling Studies
Market Entry & Commercialization
SkinTE
2H 2017
2H 2017
8/14/17 Commercially Available HCT/P 361
OsteoTE
2H 2018
2H 2018
CartTE
AdiposeTE
MyoTE
AngioTE
NeuralTE
UroTE
LiverTE
BowelTE
PolarityTE

Development Pipeline of PolarityTE Core "TE" Products. A pipeline chart depicting some of the public core "TE" tissue product candidates (defined complex tissue constructs for autologous-homologous use) and where such candidates are in the development process. Note that SkinTE was made commercially available as an HCT/P 361 FDA-regulated product on 8/14/2017. OsteoTE, is scheduled for commercial release by the end of 2018.

OsteoTE™: Regeneration of Full-Thickness Bone Defects


OsteoTE
Welcome to the Shift™
Craniofacial—Spine—Long Bone—Joints—Hand—Dental


OsteoTE
60mL
50
40
30
20
10


Welcome to the Shift™
OsteoTE
OsteoTE
Small
PolarityTE

Craniofacial—Spine—Long Bone—Joints—Hand—Dental



OsteoTE™: Regeneration of Full-Thickness Bone Defects



Week 0
Week 8



Pre-Defect Native (CT)
Defect-Native (Gross)
Defect Native (CT)
a.
b.
c.
1
2
Post-Defect Treated (CT)
Post-Defect Treated (CT) - [ROI] 3-D Surface Plot
d.
e.
Micro-CT
Surface Plot

Comparative Imaging of OsteoTE Substrate in Critical Sized Cranial Defect Model System. (a.) Three dimensional (3-D) micro computed tomography (micro-CT) native cranial bone displaying pre-defect left parietal and right parietal bones of *in vivo* model system at timepoint T^{PDN}. (b.) Gross image of surgically-created, complete, bi-parietal critical sized defects of both the left and right parietal bones within the *in vivo* model system at timepoint T^0. (c.) 3-D micro-CT of surgically-created, complete (full-thickness), bi-parietal critical sized defects of both the left and right parietal bones within the *in vivo* model system. ① Indicates the right parietal bone region with 8 mm diameter defect at timepoint T^0 which was un-treated and maintained as the defect control throughout study. ② Indicates the left parietal bone region with 8 mm defect which was treated with the osseous-derived OsteoTE substrate and maintained as the defect-treated control throughout the study. (d.) 3-D micro-CT of surgically-created, complete, bi-parietal critical sized defects of both the left and right parietal bones within the *in vivo* model system at 4 weeks post-procedure and intervention (timepoint $T^{PPI\text{-}4WK}$). ❶ Indicates the un-treated right parietal bone region (defect control) at 4 weeks. ❷ Indicates the treated left parietal bone region (OsteoTE treatment) at 4 weeks. (e.) Depicts the relative margins of the primary bi-parietal defects (dotted circles) at time point T^0; ROI (broken line box) indicates zoomed comparison of 4 weeks post-treatment defects of 3-D micro-CT and correlative 3-D thermal spectrum colored surface plot indicating relative surface depth and volumetric contour. Abbreviations: Pre-defect Native Timepoint (T^{PDN}): timepoint at which native skull was imaged prior to creation of defect; Defect Native Timepoint (T^0): timepoint at which complete (full-thickness) 8 mm critically sized defects were created in parietal skull regions; Post-procedure and intervention at 4 weeks timepoint ($T^{PPI\text{-}4WK}$): timepoint at which 4 weeks have passed since the defects were created +/- treated with intervention.

OsteoTE™: Regeneration of Functional Polarized Bone



Native
Defect
8 Week Healing Period

OsteoTE

PolarityTE

OsteoTE™: Combination with a Bone Allograft Vector



Native
Defect
8 Week Healing Period

PolarityTE

OsteoTE™ : Combination with a Dural Allograft Vector



Native
Defect
8 Week Healing Period

Comparative Autologous Bone Plate



Native
Defect
8 Week Healing Period

PolarityTE

Demineralized Bone Matrix (DBM) + BMP2


Native
Defect
8 Week Healing Period

Polarized Interfaces Drive Vascularized Osteogenesis


Native Bone
Defect Control
Auto Bone Plate
OsteoTE
OsteoTE + BG^ALLO
OsteoTE + DG^ALLO
DBM + BMP2

Angiogenesis Profile


20
10
0
-10
-20
10
0
-10

Osteogenesis Profile


5
0
-5
10
0
-10

OsteoTE



DBM + BMP2



Not All Mineralization is the Same



Native Bone
OsteoTE
OsteoTE + BG^ALLO
OsteoTE + DG^ALLO
Autologous Bone Plate
DBM + BMP2

PolarityTE

Comparing the Molecular Fingerprint Using Raman Spectroscopy


Native Bone
Defect Control
Auto Bone Plate
OsteoTE
OsteoTE + BG^ALLO
OsteoTE + DG^ALLO
DBM + BMP2
Raman Intensity (cps)
Raman shift (cm-1)
2000
1500
1000
500
0
3000
2500
2000
1500
1000
500

PolarityTE

Comparing the Molecular Fingerprint Using Raman Spectroscopy



Native Bone
Defect Control
Auto Bone Plate
DBM + BMP2
OsteoTE
OsteoTE + DG^{ALLO}
OsteoTE + BG^{ALLO}
Raman shift (cm^{-1})
Distance (µm)

A Functional Fingerprint Correlates with a Functional Structure



Load (N)
60
50
40
30
20
10
0
0
0.5
1
1.5
2
Displacement (mm)
OsteoTE +BG
OsteoTE +DG
OsteoTE
Native Bone
Auto Bone Flap
Defect Control
DBM + BMP2

PolarityTE™ Growth- Public, Commercial, Scaling and Evolving

SkinTE™ Commercial Launch Triggered

- Clinical application initiated across all wound types:
  - Chronic wounds, reconstructive wounds, acute burns, surgical wounds
  - Scar revision: Removal of healed standard of care skin grafts and replacement with SkinTE™
- Relentless demand for the product already received, accelerated following attendance of the 2017 American Society of Plastic Surgeons Meeting

Strategic Staged Market Release

- Experienced Adopters: Recognized leaders across all areas of reconstructive, wound, and burn treatment as first users
- Geographic Impact: Selected high volume regional centers
- Comprehensive Clinical Application: Treatment of all wound types, in all practice settings (office, outpatient, ambulatory surgical centers, inpatient)
- Publication Generation: Independent publication of first clinical outcomes
- Head-to-head comparison of SkinTE™ to the clinical standard of care, skin grafts, enrolling patients now

Nationwide Roll-Out Maximizing Market Capture

- Built on a Strong Foundation: Second wave centers ready for use when activated
- Enabled by Calculated Scale-Up: New 200,000 ft^2 HQ manufacturing expansion slated for near-term completion, providing multiple manufacturing locations
- Top-Down Market Saturation: Repeated activation of high-volume centers to penetrate all regions, leading to localized adoption
- Led by a Team from the Trenches: Clinical Operations team composed of physicians, nurses, and PAs in concert with experienced Market Access and Commercialization teams
- Accelerated by Technology: Immediate HIPAA compliant product supports communication between PolarityTE™ and providers



SkinTE
The PolarityTE™ Corporate Campus
Corporate Headquarters
Biomedical Manufacturing Facilities
Product Distribution Facilities
Pre-Clinical Research Study Facilities
Research and Development Core Facilities
Provider/User Training Facility
Accelerated Adoption
All in One Systems ∞ Complex Simplicity
Harvest
Polarize
Deploy
PolarityTE
Biomedical Manufacturing Facilities
Aggressive Intellectual Property Development
Talent From the Trenches
PolarityTE™ Novel Technologies, Platforms & Product Derivatives
Box-Scalable Biomedical Manufacturing
License, Sell, Distribution, Industry Partnerships
A New Form of Supportive Peer Network Sales
R&D: Core and RTD and Integrative Technology Expansion
Platforms—Not Just Products
PolarityTE RTA
PolarityTE

The PolarityTEAM – Executive Management



Denver Lough, MD, PhD
Chief Executive Officer & Chairman
- Inventor/innovator behind patented PolarityTE™ platform & derivatives
- MD/PhD from Georgetown University-Honors, Alpha Omega Alpha, Phi Beta Kappa
- Johns Hopkins Plastic and Reconstructive Surgery Training Research
- Recipient of numerous research awards, grants, including best papers by national and international associations and recognized as international Burn and Wound Research innovator : invited to Taiwan to treat hundreds of burn victims



Edward Swanson, MD
Executive Vice President & COO
- BAS from University of Pennsylvania Bioengineering with Honors
- MD from Harvard Medical School with Honors
- Johns Hopkins Plastic and Reconstructive Surgery Training
- Greater than 40 peer-reviewed publications, 5 book chapters, 30 national/international conference presentations
- Research leader at UPenn, Harvard, MIT, Johns Hopkins



John Stetson
Executive Vice President & CFO
- Managing Member of HS Contrarian Investments LLC since 2010 - private investment firm with focus on early stage companies
- EVP & CFO of the company since Sept 2015
- Executive Vice President, Chief Financial Officer, and Director of Marathon Patent Group, Inc. (MARA), a NASDAQ listed patenting company from June 2012 to February 2015
- BA in Economics for the Univ of Penn



Cameron Hoyler J.D.
Chief Legal Officer & General Counsel
- Counsel for Life Sciences and Product Liability groups at King & Spalding LLP
- Product liability, employment, commercial, trademark, real estate, & insurance coverage matters.
- Represented clients in pharmaceutical, medical device industries, including Bristol-Myers Squibb Company, AstraZeneca Pharmaceuticals LP, and McKesson Corporation
- BA from the U Penn, and J.D. from the Univ of San Francisco School of Law



Michael Neumeister, MD, FRCSC, FACS
Chief Medical Officer
- Professor & Chairman of the Department of Surgery and The Elvin G. Zook Endowed Chair in Plastic Surgery at Southern Illinois University
- Past President of the American Society of Reconstructive Microsurgery, American Association for Hand Surgery, The Plastic Surgery Foundation (The Research Body of The American Society of Plastic Surgeons), Plastic Surgery Research Council, and the Midwest Association of Plastic Surgeons



Stephen Milner, MD, DDS, DSc, FACS
Chief Clinical Officer
- Former Director of the Johns Hopkins Burn Center and Professor of Plastic and Reconstructive Surgery, Pediatrics, and Public Health at Johns Hopkins
- Served as Lieutenant Colonel in the Royal Army Medical Corps with active duty in Operation Desert Storm
- Awarded the Humanitarian Award from the James R. Jordan Foundation in 2012 and the Sushruta-Guha Lectureship and medal in Plastic Surgery and Wound Healing from the Royal College of Surgeons of Edinburgh



Maurice Nahabedian MD, FACS
Chief Surgical Officer
- Professor of Plastic Surgery at Georgetown University and an Associate Professor of Plastic Surgery at Johns Hopkins University
- Published over 100 scientific manuscripts, prepared 34 book chapters, edited 5 textbooks, and delivered over 600 presentations on topics related to plastic surgery of the breast.
- Section editor for breast surgery: Journal of Plastic and Reconstructive Surgery and President and Chairman of multiple national and international societies and conferences



Nikoli Sopko MD, PhD
Chief Scientific Officer & VP R&D
- Prior Johns Hopkins Urology surgeon and researcher in regenerative reconstruction, tissue engineering, cell/ molecular biology, transplant modulation and tumor biology
- Published numerous high impact papers, covers and book chapters.
- Received numerous government, national and international grants and consulted for both private and public biomedical and therapeutic companies



Holly Kramen J.D.
Chief Compliance Officer & Privacy Officer
- Prior Global Compliance Officer at Circassia Pharmaceuticals
- Previously led compliance at Given Imaging (now Medtronic), Gilead Sciences, and Pfizer in-house; and counseled numerous companies through her external leadership positions at PwC, the law firm of Porzio Bromberg & Newman and Porzio Life Sciences



Jan Pierce MBA
Chief Manufacturing and Production Officer
- Prior President & CEO of BIOCETT
- 20+ years of tissue banking experience
- Board member, chair of various councils /committees at American Association of Tissue Banks.
- Worked in healthcare and surgical services for over 25 years and spent 15 of those years working in hospital administration
- VP of U.S. Tissue & Cell, Director of BD at AlloSource, and managed business relationships with major medical device companies including Medtronic, Stryker Spine, Abbott Spine, NuVasive, Blackstone Medical and Globus



Jennifer Burdman J.D.
Chief Intellectual Property Officer & Deputy General Counsel
- Previous partner at King & Spalding LLP
- IP, patent, trademark litigation and business related IP strategies
- Profiled as a "Law360 Rising Star," named to their 2016 IP Editorial Advisory Board, Benchmark Litigation's inaugural Under 40 Hot List in 2016 and 2017 and Named by The National Law Journal as a "Rising Star" in Washington, D.C.
- A.B. in Biochemistry & Molecular Biology from Dartmouth College and J.D. from Fordham University School of Law

PolarityTE

The PolarityTEAM – Board of Directors

Management



Denver Lough, MD, PhD
Chairman & Chief Executive Officer



Edward (Ned) Swanson, MD
Executive Vice President, COO, Director



John Stetson
Executive Vice President, CFO, Director

Independent



Steve Gorlin
Director

- Regenerative Medicine and Biotech Pioneer: Founder of Hycor Biomedical, Inc. (acquired by Agilent), Theragenics Corporation, CytRx Corporation, Medicis Pharmaceutical Corporation (acquired by Valeant for $2.6B), EntreMed, Inc., MRI Interventions (MRIC), Medivation (acquired by Pfizer for $14B), MiMedx (MDXG), and current Vice Chairman of NantKwest
- Served on Business Advisory Council to The Johns Hopkins School of Medicine, The Johns Hopkins BioMedical Engineering Advisory Board, and currently serves on the Board of the Andrews Institute
- Started The Touch Foundation, a nonprofit organization for the blind and was a principal financial contributor to the founding of Camp Kudzu for diabetic children



Jon Mogford, PhD
Director

- Vice Chancellor for Research, Texas A&M University System: 11 universities, 7 state agencies, 30K faculty, 135K students, $945M annual budget
- Former Deputy Director of the Defense Advanced Research Projects Agency (DARPA), Defense Sciences Office (DSO)



Jeff Dyer, MBA, PhD
Director

- Horace Beesley Professor of Strategy at BYU as well as the Wharton School
- Internationally recognized strategy and innovation expert, author of business best-sellers *The Innovator's DNA* and *The Innovator's Method*, research frequently published in Forbes, Economist, Fortune, BusinessWeek, Wall Street journal, and Harvard Business Review (most published strategy scholar in HBR)

The PolarityTEAM – Clinical Advisory Board


Martin C. Robson, MD, FACS, Hon. FRCS, Hon. FRACS
Emeritus Professor at the University of South Florida, President American Burn Association, Wound Healing Society
William L. Hickerson, MD, FACS
Chief of Burn Surgery and the Professor of Plastic Surgery at the University of Tennessee, Medical Director of the Firefighters' Burn Center
Jeffrey W. Shupp, MD
Director Burn Center MedStar, Uniformed Services University of the Health Sciences in Washington, D.C., Associate Professor of Biomedical Engineering
Mark S. Granick, MD
Professor and the Chief of Plastic Surgery at Rutgers New Jersey Medical School
David J. Smith, Jr., MD
Richard G. Connar Professor & Chairman, Department of Surgery University of South Florida
Gerhard S. Mundinger, MD
Director of Plastic Surgery Children's Hospital of New Orleans, Assistant Professor of Cell Biology & Anatomy Louisiana State University
Michael W. Neumeister, MD, FRCS(C), FACS
Chair and Professor
Department of Surgery
Chairman of the Division of Plastic Surgery
Wayne J. Saunders, DMD
Chief of Oral and Maxillofacial Surgery and Dentistry, St. Luke's University Hospital
Stephen Milner, MD, DDS, DSc, FRCSE, FACS
Johns Hopkins Hospital Burn Center Director
Michael Callahan, MD, DTM&H, MSPH
Massachusetts General Hospital, Harvard Medical School, DOD, USAID, DARPA
Anand Kumar, MD
Chief of Plastic Surgery, Rainbow Children's Hospital
Anthony P. Tufaro, MD, DDS
Assoc Prof of Plastic Surgery and Oncology, Johns Hopkins University
Richard Swanson, MD
Chairman of Surgery, Cambridge Health Alliance, Harvard Medical School
Shannath Merbs, MD, PhD
Prof of Ophthalmology and Oncology, Wilmer Eye Institute, Johns Hopkins Univ
Trinity Bivalacqua, MD, PhD
R. Christian Evensen Prof of Urology and Oncology, Dept of Urology, Johns Hopkins
Maurice Nahabedian MD, FACS
Professor and Vice Chairman of Plastic Surgery at Georgetown University
Michael Grant, MD, PhD
Chief of Plastic Surgery, R Adams Cowley Shock Trauma Center, Univ of Maryland
Ryan Katz, MD
Attending Surgeon, Curtis National Hand Center, MedStar Union Memorial Hospital
Rachel Bluebond-Langner, MD
Assoc Prof of Plastic and Reconstructive Surgery, Transgender Surgery, NYU

PolarityTE

We are PolarityTE™ -And Welcome to the SHIFT™

PolarityTE™, Inc. (NASDAQ: COOL) The New Paradigm of Regenerative Medicine is Here And This Time it is Real with a Proven Platform Technology

A Regenerative Medicine Company Like No Other

A revolutionary and proprietary platform technology developing products to regenerate fully functional tissue across a wide spectrum of tissues – skin, bone, muscle, cartilage, fat, nerve, liver, and more—all within a box

Not Just a Product but a Platform

The proprietary platform technology provides a springboard for repeated product development targeting independent multibillion dollar markets – wounds, bone (trauma, spinal fusion, craniofacial, dental), osteoarthritis, etc., with related technology derivative spin-off products from each tissue substrate

A Paradigm Shift in Tissue Engineering Concepts

Utilizing autologous , homologous supportive cellular entities and elements for immediate redeployment to the patient, taking advantage of the human bioreactor – an approach never taken before despite sound and simple principles with true regeneration of functional tissues

Early Market and Commercialization Entry

SkinTE™ clinical application and market entry 2H 2017, OsteoTE™ clinical application and market entry 2H 2018, with numerous pipeline products and RTDs following in parallel

Integrative Platforms for Industry Partners, Government and Military

Tissue regeneration is a prime focus for industry as well as for the government, military and disaster applications, providing numerous prospects for licensure, off-the-shelf product integration, contracts and grants

A Team Never Seen Before

A company by physicians for physicians- with such extensive clinical, surgical and translational experience and strong backing of leading physicians across numerous specialties the Polarity team is poised for targeted product development and streamlined clinical roll-out with an established network of users


SkinTE

In Pursuit of Complex Simplicity and a Pragmatic Reality in Biotechnology and Regenerative Materials

PolarityTE

PolarityTE™ Corporate

Website: www.PolarityTE.com
Email: ParadigmShift@PolarityTE.com

Corporate Inquiries: (800) 378-2694
CorporateInquiries@PolarityTE.com

NASDAQ Ticker: COOL

PolarityTE™ Support

Customer Service: (800) 560-3983
CustomerService@PolarityTE.com

Medical Affairs: (800) 476-6057
MedicalAffairs@PolarityTE.com

Real-Time Assistant (800)743-2302
RTA@PolarityTE.com

PolarityTE™ Investor Relations

John Stetson CFO
Investor Relations: (385) 560-3983
InvestorRelations@PolarityTE.com

Investors Relations & Communications
Hans Vitzthum
LifeSci Advisors, LLC
617-535-7743
Hans@LifeSciAdvisors.com

NASDAQ: COOL

PolarityTE

where self regenerates self